                                                                      EXHIBIT-23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements No. 333-01219, No. 33-30817, No. 33-36546, No. 33-52174,
No. 33-87056, No. 33-75558, No. 333-06831, No. 333-06833, No. 333-12295,
No. 333-29405 and No. 333-30255.

                                                    /s/  Arthur Andersen LLP

Rochester, New York,
 March 25, 1998